BlueLinx Q4 and Full Year 2023 Results Delivering What Matters February 21, 2024 © BlueLinx 2024. All Rights Reserved. 1 EXHIBIT 99.2

This presentation contains forward-looking statements. Forward-looking statements include, without limitation, any statement that predicts, forecasts, indicates or implies future results, performance, liquidity levels or achievements, and may contain the words “believe,” “anticipate,” “could”, “expect,” “estimate,” “intend,” “may”, “project,” “plan,” “should”, “will”, “will be,” “will likely continue,” “will likely result”, “would” or words or phrases of similar meaning. The forward-looking statements in this presentation include statements about our confidence in the Company’s long-term growth strategy; our ability to capitalize on supplier-led price increases and our value-added services; our areas of focus and management initiatives; the demand outlook for construction materials and expectations regarding new home construction, repair and remodel activity and continued investment in existing and new homes; our positioning for long-term value creation; our efforts and ability to generate profitable growth; our ability to increase net sales in specialty product categories; our ability to generate profits and cash from sales of specialty products; our multi-year capital allocation plans; our ability to manage volatility in wood-based commodities; our improvement in execution and productivity; our efforts and ability to maintain a disciplined capital structure and capital allocation strategy; our ability to maintain a strong balance sheet; our ability to focus on operating improvement initiatives and commercial excellence; and whether or not the Company will continue any share repurchases. Forward-looking statements in this presentation are based on estimates and assumptions made by our management that, although believed by us to be reasonable, are inherently uncertain. Forward-looking statements involve risks and uncertainties that may cause our business, strategy, or actual results to differ materially from the forward-looking statements. These risks and uncertainties include those discussed in greater detail in our filings with the Securities and Exchange Commission. We operate in a changing environment in which new risks can emerge from time to time. It is not possible for management to predict all of these risks, nor can it assess the extent to which any factor, or a combination of factors, may cause our business, strategy, or actual results to differ materially from those contained in forward-looking statements. Factors that may cause these differences include, among other things: pricing and product cost variability; volumes of product sold; competition; changes in the supply and/or demand for products that we distribute; the cyclical nature of the industry in which we operate; housing market conditions; consolidation among competitors, suppliers, and customers; disintermediation risk; loss of products or key suppliers and manufacturers; our dependence on international suppliers and manufacturers for certain products; potential acquisitions and the integration and completion of such acquisitions; business disruptions; effective inventory management relative to our sales volume or the prices of the products we distribute; information technology security risks and business interruption risks; the ability to attract, train, and retain highly qualified associates and other key personnel while controlling related labor costs; exposure to product liability and other claims and legal proceedings related to our business and the products we distribute; natural disasters, catastrophes, fire, wars, or other unexpected events; the impacts of climate change; successful implementation of our strategy; wage increases or work stoppages by our union employees; costs imposed by federal, state, local, and other regulations; compliance costs associated with federal, state, and local environmental protection laws; the effects of epidemics, global pandemics or other widespread public health crises and governmental rules and regulations; fluctuations in our operating results; our level of indebtedness and our ability to incur additional debt to fund future needs; the covenants of the instruments governing our indebtedness limiting the discretion of our management in operating the business; the potential we may incur more debt; the fact that we have consummated certain sale leaseback transactions with resulting long-term non-cancelable leases, many of which are or will be finance leases; the fact that we lease many of our distribution centers, and we would still be obligated under these leases even if we close a leased distribution center; inability to raise funds necessary to finance a required repurchase of our senior secured notes; a lowering or withdrawal of debt ratings; changes in our product mix; increases in fuel and other energy prices or availability of third-part freight providers; changes in insurance-related deductible/retention reserves based on actual loss development experience; the possibility that the value of our deferred tax assets could become impaired; changes in our expected annual effective tax rate could be volatile; the costs and liabilities related to our participation in multi- employer pension plans could increase; the risk that our cash flows and capital resources may be insufficient to service our existing or future indebtedness; interest rate risk, which could cause our debt service obligations to increase; and changes in, or interpretation of, accounting principles. Given these risks and uncertainties, we caution you not to place undue reliance on forward-looking statements. We expressly disclaim any obligation to update or revise any forward-looking statement as a result of new information, future events or otherwise, except as required by law. Immaterial Rounding Differences. Immaterial rounding adjustments and differences may exist between slides, press releases, and previously issued presentations. This presentation and the associated remarks made during this conference call are integrally related and are intended to be presented and understood together. 2 Safe Harbor Statement

Opening Remarks 3 Shyam Reddy President & CEO

4 BlueLinx: Delivering What Matters BLUELINX STRATEGIC PRIORITIES

5 ▪ Net sales of $3.1B / down 29.5% year-over-year ▪ Adjusted EBITDA of $183M ▪ Operating Cash Flow of $306M, Free Cash Flow of $279M ▪ Q4 2023 Adjusted EBITDA of $36M ▪ Generated operating cash of $76M ▪ Specialty product sales comprised 70% of sales and 80% of gross profit in Q4 2023 ▪ Invested $28M in capital expenditures during the year ▪ Repurchased 6% of outstanding shares for $42M in 2023 ▪ Announced new $100M share repurchase program after prior authorization was completed ▪ 0.3x net leverage at the end of Q4 2023 ▪ Per terms of credit agreement(1) net leverage of (1.0x) ▪ $868M of liquidity – including $522M of cash/cash equivalents q Delivered strong full year 2022 results q Solid Q4 results highlighted by record cash generation q Remain focused on specialty product growth q Executed strategic capital allocation actions q Further strengthened our financial position DELIVERING WHAT MATTERS ü Delivered solid full year 2023 results given the challenging environment ü Solid Q4 results highlighted by strong cash generation ü Remain focused on specialty product sales growth ü Executed strategic capital allocation actions ü Further strengthened our financial position ü Note: see appendix for reconciliations to all non-GAAP measures (1) Does not include real property financing leases

n Net sales of $3.1B, down 29.5% year-over-year q Prior year included benefit from elevated demand and higher commodity prices n Gross profit of $527M, down 36.7% year-over-year q 16.8% of net sales q 80% of gross profit from specialty products n Gross margin of 16.8%, down 190 bps year-over-year q 19.3% specialty gross margin q 11.2% structural gross margin n Net income of $49M and Diluted EPS of $5.39 n Adjusted net income of $103M and Adjusted Diluted EPS of $11.41 n Adjusted EBITDA of $183M, or 5.8% of sales n Generated operating cash of $306M q Free cash flow of $279M q Net leverage ratio of 0.3x q Net leverage per terms of credit agreement of (1.0x) Note: see appendix for reconciliations to all non-GAAP measures Explosive profitable growth with a highly engaged team 6 FULL YEAR 2023 RESULTS FY 23 Sales by Product Category Specialty Products 70% Structural Products 30% FY 23 Gross Profit by Product Category Specialty Products 80% Structural Products 20%

U.S. HOUSING INDUSTRY

- **Home affordability remains challenging**
  - Mortgage rates improving, but still elevated
  - Home price appreciation
  - Low housing inventory
- **New home starts trends improving**
  - Single-family housing starts were down in 2023, but improved in Q4
  - Builder's confidence rose to 48, up 6 points from February 2023 and up 4 points from January 2024, though still below 20-year average (1)
- **Repair and remodel market expected to decline in 2024(2)**
  - Record home equity levels
  - Remote work flexibility
  - Average age of existing homes 41 years old(3)

BLUELINX SALES BY END MARKET



New Home Construction
40%
Repair & Remodel
45%
15%
Commercial

Note: Management's estimate by end market for two-step distribution of building materials

(1) Source: NAHB Housing Market Index (HMI) is based on a monthly survey of NAHB members designed to take the pulse of the single-family housing market. The survey asks respondents to rate market conditions for the sale of new homes at the present time and in the next six months as well as the traffic of prospective buyers of new homes

(2) Source: Joint Center for Housing Studies at Harvard University. The Leading Indicator of Remodeling Activity (LIRA) provides a short-term outlook of national home improvement and repair spending to owner-occupied homes.

(3) Source: U.S. Census American Housing Survey completed in 2021

BLUELINX
7

Financial Review 8 Andy Wamser Chief Financial Officer

n Net Sales decreased 16.0% to $713M q Specialty product sales down 18% q Structural product sales down 12% n Gross Margin of 16.6%, down 120 bps n Adjusted Diluted EPS of $2.94 n Adjusted EBITDA of $36M q Adjusted EBITDA margin of 5.1% n Free Cash Flow of $67M q Cash Flow from Operations $76M q Capital Expenditures of $9M 9 FOURTH QUARTER 2023 RESULTS Note: All comparisons versus the prior-year period unless otherwise noted; see Appendix for reconciliations for all non-GAAP figures Q4 Commentary $ millions, except per share data Q4 2023 Q4 2022 Variance Net Sales $713 $848 (16)% Gross Profit  $118 $151 (22)%) Gross Margin % 16.6% 17.8% 120 bps Adjusted Net Income $26 $36 (28)% Adjusted Diluted EPS $2.94 $3.97 (26)% Adjusted EBITDA $36 $63 (43)% Adjusted EBITDA % 5.1% 7.4% -230 bps Free Cash Flow $67 $137 (51)% Net Leverage 0.3x 0.6x -0.3x Net Leverage per Credit Agreement (1.0x) 0.1x (1.1x)

($ millions) n Net sales of $487M, down 18% q Driven mainly by deflation q Specialty is approximately 70% of total net sales n Gross profit of $94M, down 24% q Specialty gross profit 80% of total gross profit n Gross margin of 19.4%, down 170 bps q Above expectation of 18% to 19% Q4 Commentary 10 SPECIALTY PRODUCTS Q4 2023 RESULTS $641 $768 $788 $724 $592 $568 $571 $559 $487 21.9% 24.0% 22.9% 20.9% 21.1% 18.8% 19.1% 19.8% 19.4% Net Sales GM Rate 4Q21 1Q22 2Q22 3Q22 4Q22 1Q23 2Q23 3Q23 4Q23

($ millions) n Net sales of $226M, down 12% q Driven mainly by deflation q Year-over-year average pricing for commodities was mixed: Ÿ 15% decrease in average price of lumber Ÿ 11% increase in average price of panels n Gross profit of $24M, down 10% q Structural gross profit 20% of total gross profit n Gross margin of 10.6%, up 20 bps q Above expectation of 9% to 10% Q4 Commentary 11 STRUCTURAL PRODUCTS Q4 2023 RESULTS $331 $534 $452 $336 $256 $230 $245 $251 $22616.1% 20.0% 4.7% 11.3% 10.4% 11.7% 11.0% 11.3% 10.6% Net Sales GM Rate 4Q21 1Q22 2Q22 3Q22 4Q22 1Q23 2Q23 3Q23 4Q23

n Net Sales decreased 30% to $3.1B q Specialty product sales down 24% q Structural product sales down 40% n Gross Margin of 16.8%, down 190 bps n Adjusted Diluted EPS of $11.41 n Adjusted EBITDA of $183M q Adjusted EBITDA margin of 5.8% n Free Cash Flow of $279M q Cash Flow from Operations $306M q Capital Expenditures of $28M 12 FULL YEAR 2023 RESULTS Note: All comparisons versus the prior-year period unless otherwise noted; see Appendix for reconciliations for all non-GAAP figures FY 23 Commentary $ millions, except per share data FY 2023 FY 2022 Variance Net Sales ($ billions) $3.1 $4.5 (30)% Gross Profit  $527 $833 (37)% Gross Margin % 16.8% 18.7% 190 bps Adjusted Net Income $103 $306 (66)% Adjusted Diluted EPS $11.41 $32.55 (65)% Adjusted EBITDA $183 $478 (62)% Adjusted EBITDA % 5.8% 10.7% -490 bps Free Cash Flow $279 $364 (24)% Net Leverage 0.3x 0.6x -0.3x Net Leverage per Credit Agreement (1.0x) 0.1x (1.1x)

* $350 million revolver less $4 million of reserves and letters of credit; $346 million of net availability Note: see appendix for reconciliations to all non-GAAP measures n At the end of Q4 2023: § Net leverage of 0.3x § Net leverage of (1.0x) per terms of our credit agreement, which does not include real property financing leases § Net debt at $64M § Cash/Cash Equivalents on hand of $522M § Total available liquidity of $868M n No material outstanding debt maturities until 2029 ($ millions) undrawn revolver Debt Maturity Schedule Note: debt maturity schedule does not include finance lease obligations Net Leverage 13 BALANCE SHEET $300 $275 $273 $285 $300 $300 $300 $575 $573 $585 Finance Leases Senior Notes Q4 2021 Q4 2022 Q4 2023 1.1 0.6 0.3 0.5 0.1 (1.0) Net Leverage Net Leverage per Credit Agreement Q4 2021 Q4 2022 Q4 2023 Gross Debt Structure

FY 23 Free Cash Flow Walk $ in millions Net Working Capital Management(1) $ in millions Note: See Appendix for reconciliations for all non-GAAP figures (1) Net working capital includes accounts receivable, inventory, and accounts payable; Return on Working Capital is calculated by dividing trailing twelve month (TTM) Adjusted EBITDA by Operating working capital as of the end of the period presented or discussed 14 WORKING CAPITAL AND FREE CASH FLOW $648 $830 $761 $688 $584 $531 $484 $459 $414 Total Net Working Capital Return on Working Capital 4Q 21 1Q 22 2Q 22 3Q 22 4Q 22 1Q 23 2Q 23 3Q 23 4Q 23 $200 $300 $400 $500 $600 $700 $800 $900 —% 10% 20% 30% 40% 50% 60% 70% 80% 90% 100%

INVEST IN THE BUSINESS STRATEGIC ACQUISITIONS SHARE REPURCHASES OPERATING CASH FLOW GUIDING PRINCIPLES n Maintain strong balance sheet and financial stability n Long-term net leverage could increase to at or around 2.0x when considering growth n Invest in business through fluctuating economic cycles n Acquisitions aligned to strategy n Opportunistic share repurchases FREE CASH FLOW RETURN TO SHAREHOLDERSGROWTH AND MARGIN EXPANSION 15 CAPITAL ALLOCATION FRAMEWORK

Q&A 16

Appendix 17

20-year average (1) Source: Historical data is U.S. Census Bureau; Forecast from John Burns Real Estate Consulting, LLC subject limitations and disclaimers – not for redistribution (2) Source: Joint Center for Housing Studies at Harvard University. The Leading Indicator of Remodeling Activity (LIRA) provides a short-term outlook of national home improvement and repair spending to owner-occupied homes. (3) Source: Historical data is Freddie Mac; Forecast: John Burns Real Estate Consulting, LLC subject limitations and disclaimers – not for redistribution. Mortgage rates expected to remain above 20-year average Starts expected to be around 20-year average and well above 2009-2011 levels 18 MACRO TRENDS Remodeling spend expected to slow in 2024 20-year average 20 00 20 01 20 02 20 03 20 04 20 05 20 06 20 07 20 08 20 09 20 10 20 11 20 12 20 13 20 14 20 15 20 16 20 17 20 18 20 19 20 20 20 21 20 22 20 23 20 24 E 20 25 E 20 26 E — 200 400 600 800 1,000 1,200 1,400 1,600 1,800 2,000 Total U.S. Single Family Housing Starts (SFHS) Housing starts in thousands(1) 20 00 20 01 20 02 20 03 20 04 20 05 20 06 20 07 20 08 20 09 20 10 20 11 20 12 20 13 20 14 20 15 20 16 20 17 20 18 20 19 20 20 20 21 20 22 20 23 20 24 $0 $50 $100 $150 $200 $250 $300 $350 $400 $450 $500 LIRA Remodeling Activity Index TTM Moving Total - Dollars in billions(2) 20 00 20 01 20 02 20 03 20 04 20 05 20 06 20 07 20 08 20 09 20 10 20 11 20 12 20 13 20 14 20 15 20 16 20 17 20 18 20 19 20 20 20 21 20 22 20 23 20 24 P 20 25 P 20 26 P 20 27 P —% 1.0% 2.0% 3.0% 4.0% 5.0% 6.0% 7.0% 8.0% 9.0% 30 Year Fixed Mortgage Rates As of February 2024(3)

Average Q4 23 lumber prices declined 15% year- over-year and decreased 12% from Q3 23 (1) Source: Random Lengths and company analysis 19 WOOD-BASED COMMODITY PRICE TRENDS Average Q4 23 panel prices increased 10% year-over-year and decreased 8% from Q3 23 484 540 467 347 357 344 357 368 400 411 762 687 987 1,243 466 702 1,244 797 587 449 413 408 437 383 20 18 Q 1 20 18 Q 2 20 18 Q 3 20 18 Q 4 20 19 Q 1 20 19 Q 2 20 19 Q 3 20 19 Q 4 20 20 Q 1 20 20 Q 2 20 20 Q 3 20 20 Q 4 20 21 Q 1 20 21 Q 2 20 21 Q 3 20 21 Q 4 20 22 Q 1 20 22 Q 2 20 22 Q 3 20 22 Q 4 20 23 Q 1 20 23 Q 2 20 23 Q 3 20 23 Q 4 — 200 400 600 800 1,000 1,200 1,400 503 549 483 389 373 350 337 343 387 401 682 713 1,003 1,566 766 715 1,232 874 671 528 499 532 636 585 20 18 Q 1 20 18 Q 2 20 18 Q 3 20 18 Q 4 20 19 Q 1 20 19 Q 2 20 19 Q 3 20 19 Q 4 20 20 Q 1 20 20 Q 2 20 20 Q 3 20 20 Q 4 20 21 Q 1 20 21 Q 2 20 21 Q 3 20 21 Q 4 20 22 Q 1 20 22 Q 2 20 22 Q 3 20 22 Q 4 20 23 Q 1 20 23 Q 2 20 23 Q 3 20 23 Q 4 — 200 400 600 800 1,000 1,200 1,400 1,600 1,800 Framing Lumber Composite Index $/mbf, Quarterly Average Price(1) As of December 2023 Structural Panel Composite Index $/msf, Quarterly Average Price(1) As of December 2023

The Company reports its financial results in accordance with GAAP. The Company also believes that presentation of certain non-GAAP measures may be useful to investors and may provide a more complete understanding of the factors and trends affecting the business than using reported GAAP results alone. Any non-GAAP measures used herein are reconciled to their most directly comparable GAAP measures herein or in the financial tables accompanying this presentation. The Company cautions that non-GAAP measures are not presentations made in accordance with GAAP and are not intended to present superior measures of our financial condition from those measures determined under GAAP. Non-GAAP measures should be considered in addition to, but not as a substitute for, the Company’s reported GAAP results. The Company further cautions that its non-GAAP measures, as used herein, are not necessarily comparable to other similarly titled measures of other companies due to differences in methods of calculation. Adjusted EBITDA and Adjusted EBITDA Margin. BlueLinx defines Adjusted EBITDA as an amount equal to net income (loss) plus interest expense and all interest expense related items, income taxes, depreciation and amortization, and further adjusted for certain non- cash items and other special items, including compensation expense from share based compensation, one-time charges associated with the legal, consulting, and professional fees related to our merger and acquisition activities, gains or losses on sales of properties, amortization of deferred gains on real estate, and expense associated with our restructuring activities, such as severance, in addition to other significant and/or one-time, nonrecurring, non-operating items. The Company presents Adjusted EBITDA because it is a primary measure used by management to evaluate operating performance. Management believes this metric helps to enhance investors’ overall understanding of the financial performance and cash flows of the business. Management also believes Adjusted EBITDA is helpful in highlighting operating trends. Adjusted EBITDA is frequently used by securities analysts, investors, and other interested parties in their evaluation of companies, many of which present an Adjusted EBITDA measure when reporting their results. We determine our Adjusted EBITDA Margin, which we sometimes refer to as our Adjusted EBITDA as a percentage of net sales, by dividing our Adjusted EBITDA for the applicable period by our net sales for the applicable period. We believe that this ratio is useful to investors because it more clearly defines the quality of earnings and operational efficiency of translating sales to profitability. Adjusted Net Income and Adjusted Earnings Per Share. BlueLinx defines Adjusted Net Income as net income adjusted for certain non-cash items and other special items, including compensation expense from share based compensation, one-time charges associated with the legal, consulting, and professional fees related to our merger and acquisition activities, gains or losses on sales of properties, amortization of deferred gains on real estate, and expense associated with our restructuring activities, such as severance, in addition to other significant and/or one-time, nonrecurring, non-operating items, further adjusted for the tax impacts of such reconciling items. BlueLinx defines Adjusted Earnings Per Share (basic and/or diluted) as the Adjusted Net Income for the period divided by the weighted average outstanding shares (basic and/or diluted) for the periods presented. We believe that Adjusted Net Income and Adjusted Earnings Per Share (basic and/or diluted) are useful to investors to enhance investors’ overall understanding of the financial performance of the business. Management also believes Adjusted Net Income and Adjusted Earnings Per Share (basic and/or diluted) are helpful in highlighting operating trends. Free Cash Flow. BlueLinx defines free cash flow as net cash provided by operating activities less total capital expenditures. Free cash flow is a measure used by management to assess our financial performance, and we believe it is useful for investors because it relates the operating cash flow of the Company to the capital that is spent to continue and improve business operations. In particular, free cash flow indicates the amount of cash generated after capital expenditures that can be used for, among other things, investment in our business, strengthening our balance sheet, and repayment of our debt obligations. Free cash flow does not represent the residual cash flow available for discretionary expenditures since there may be other nondiscretionary expenditures that are not deducted from the measure. Net Debt, Net Debt Excluding Real Property Finance Lease Liabilities, Overall Net Leverage Ratio, and Net Leverage Ratio Excluding Real Property Finance Lease Liabilities. BlueLinx calculates Net Debt as its total short- and long-term debt, including outstanding balances under our term loan and revolving credit facility and the total amount of its obligations under finance leases, less cash and cash equivalents. Net Debt Excluding Real Property Finance Lease Liabilities is calculated in the same manner as Net Debt, except the total amount of obligations under real estate finance leases are excluded. Although our credit agreements do not contain leverage covenants, a net leverage ratio excluding finance lease obligations is included within the terms of our revolving credit agreement. We believe that Net Debt and Net Debt Excluding Real Property Finance Lease Liabilities are useful to investors because our management reviews both metrics as part of its management of overall liquidity, financial flexibility, capital structure and leverage, and creditors and credit analysts monitor our net debt as part of their assessments of our business. We determine our Overall Net Leverage Ratio by dividing our Net Debt by Twelve-Month Trailing Adjusted EBITDA. Our calculation of Net Leverage Ratio Excluding Real Property Finance Lease Liabilities is determined by dividing our Net Debt Excluding Real Property Finance Lease Liabilities by Twelve-Month Trailing Adjusted EBITDA. We believe that these ratios are useful to investors because they are indicators of our ability to meet our future financial obligations. In addition, our Net Leverage Ratio is a measure that is frequently used by investors and creditors. Our Net Debt, Net Debt Excluding Real Property Finance Lease Liabilities, Overall Net Leverage Ratio, and Net Leverage Ratio Excluding Real Property Finance Lease Liabilities are not made in accordance with GAAP and are not intended to present a superior measure of our financial condition from measures and ratios determined under GAAP. The calculations of our Net Debt, Net Debt Excluding Real Property Finance Lease Liabilities, Overall Net Leverage Ratio, and Net Leverage Ratio Excluding Real Property Finance Lease Liabilities are presented in the table on page 12. Net Debt, Net Debt Excluding Real Property Finance Lease Liabilities, Overall Net Leverage Ratio, and Net Leverage Ratio Excluding Real Property Finance Lease Liabilities, as used herein, are not necessarily comparable to other similarly titled captions of other companies due to differences in methods of calculation. 20 Non-GAAP Measures and Supplemental Financial Information

Supplementary Financial Information

Net sales, gross profit dollars, gross profit percentages, sales mix, and gross profit mix by product category by fiscal quarter, Q4 2020 – Q42023

In millions where dollars are presented

	Quarter Ended												
	December 2023	September 2023	June 2023	March 2023	December 2022	September 2022	June 2022	March 2022	December 2021	September 2021	June 2021	March 2021	December 2020
Net sales by category													
Specialty products	$ 487	$ 559	$ 571	$ 568	$ 592	$ 724	$ 788	$ 768	$ 641	$ 641	$ 675	$ 563	$ 499
Structural products	226	251	245	230	256	336	452	534	331	330	633	462	367
Net sales	**$ 713**	**$ 810**	**$ 816**	**$ 798**	**$ 848**	**$ 1,061**	**$ 1,239**	**$ 1,302**	**$ 973**	**$ 971**	**$ 1,308**	**$ 1,025**	**$ 865**
Net sales mix by category													
Specialty products	68 %	69 %	70 %	71 %	70 %	68 %	64 %	59 %	66 %	66 %	52 %	55 %	58 %
Structural products	32 %	31 %	30 %	29 %	30 %	32 %	36 %	41 %	34 %	34 %	48 %	45 %	42 %
Net sales	**100 %**	**100 %**	**100 %**	**100 %**	**100 %**	**100 %**	**100 %**	**100 %**	**100 %**	**100 %**	**100 %**	**100 %**	**100 %**
Gross profit $ by category													
Specialty products	$ 95	$ 111	$ 109	$ 107	$ 125	$ 151	$ 180	$ 184	$ 140	$ 148	$ 165	$ 109	$ 87
Structural products	24	28	27	27	27	38	21	107	53	6	86	72	38
Gross profit	**$ 119**	**$ 139**	**$ 136**	**$ 134**	**$ 151**	**$ 189**	**$ 201**	**$ 291**	**$ 194**	**$ 153**	**$ 251**	**$ 180**	**$ 124**
Gross margin percentage by													
Specialty products	19 %	20 %	19 %	19 %	21 %	21 %	23 %	24 %	22 %	23 %	24 %	19 %	17 %
Structural products	11 %	11 %	11 %	12 %	10 %	11 %	5 %	20 %	16 %	2 %	14 %	16 %	10 %
Total gross margin %	**17 %**	**17 %**	**17 %**	**17 %**	**18 %**	**18 %**	**16 %**	**22 %**	**20 %**	**16 %**	**19 %**	**18 %**	**14 %**
Gross profit mix by category													
Specialty products	80 %	80 %	80 %	80 %	82 %	80 %	89 %	63 %	72 %	96 %	66 %	60 %	70 %
Structural products	20 %	20 %	20 %	20 %	18 %	20 %	11 %	37 %	28 %	4 %	34 %	40 %	30 %
Gross profit	**100 %**	**100 %**	**100 %**	**100 %**	**100 %**	**100 %**	**100 %**	**100 %**	**100 %**	**100 %**	**100 %**	**100 %**	**100 %**

BLUELINX

21

Non-GAAP Reconciliation / supplementary financial information

Adjusted EBITDA reconciliation by fiscal quarter, Q4 2020 – Q4 2023

In millions where dollars are presented

	Quarter Ended			
	December 2023	December 2022	December 2021	December 2020
Net income (loss)	$ (18)	$ 32	$ 74	$ 20
Adjustments:				
Depreciation and amortization	8	7	7	7
Interest expense, net	4	9	10	11
Adjustment to debt issuance cost associated with term loan/ revolver[1]	—	—	1	—
Provision for (benefit from) income taxes	10	9	25	—
Share-based compensation expense	3	4	2	2
Amortization of deferred gain on real estate	(1)	(1)	(1)	(1)
Gain from sales of property	—	—	(7)	(1)
Pension termination and related expenses[1]	31	—	—	
Acquisition-related costs[1][2]	—	1	—	—
Restructuring and other [1]	(1)	2	1	1
Adjusted EBITDA	**$ 36**	**$ 63**	**$ 112**	**$ 39**
Net Sales	$ 713	$ 848	$ 973	$ 865
Adjusted EBITDA	36	63	112	39
Adjusted EBITDA Margin	**5.1 %**	**7.4 %**	**11.5 %**	**4.5 %**

[1] Reflects costs related to our restructuring efforts, such as severance, net of other one-time non-operating items. For the purposes of this presentation, items may be collapsed into this or other categories where they were presented separately in other presentations such as our press release. Items which may be collapsed include, but are not limited to, pension settlement and withdrawal costs and inventory step-up adjustments, among others.

Note: Figures are rounded in this presentation to align with figures as presented in the deck. As a result, the rounded figures in this presentation may not agree to presentation in other formats we have published such as earnings releases, earnings decks, or other similar materials presented elsewhere.

BLUELINX

22

Free cash flow for the three months ended Q4 2023, Q4 2022, Q4 2021, and Q4 2020 In millions where dollars are presented 23 Non-GAAP Reconciliation / supplementary financial information Three Months Ended December 2023 December 2022 December 2021 December 2020 Net cash provided by operating activities $ 76 $ 154 $ 18 $ (19) Less: Property and equipment investments (9) (17) (9) (2) Free cash flow $ 67 $ 137 $ 9 $ (21)

Working capital by fiscal quarter, Q4 2021 – Q4 2023  In millions where dollars are presented 24 Supplementary Financial Information Period Ended December 2023 September 2023 June 2023 March 2023 December 2022 September 2022 June 2022 March 2022 December 2021 Current assets: Receivables, less allowance for doubtful accounts $ 228 $ 298 $ 294 $ 299 $ 252 $ 360 $ 423 $ 497 $ 340 Inventories, net 344 364 379 409 484 536 578 563 488 572 662 674 708 736 896 1001 1060 828 Current liabilities: Accounts payable 158 202 190 177 152 208 240 230 180 158 202 190 177 152 208 240 230 180 Operating working capital $ 414 $ 460 $ 484 $ 531 $ 584 $ 688 $ 761 $ 830 $ 648 Note: Figures are rounded up in this presentation to align with figures as presented in the deck. As a result, the rounded figures in this presentation may not agree to presentation in other formats we've published such as earnings news releases, earnings decks, or other similar materials presented elsewhere. For more information, please see our public filings for the periods presented.

Net leverage ratio for the trailing twelve months ended Q4 2023 with accompanying Adjusted EBITDA reconciliation In millions where dollars are presented 25 Non-GAAP Reconciliation / supplementary financial information For the Trailing Twelve Month Period December 2023 (in millions) Finance lease liabilities - short term $ 11 Long term debt 300 Finance lease liabilities - long term 274 Total long-term debt 585 Less: available cash/cash equivalents 522 Net Debt $ 64 Trailing twelve month Adjusted EBITDA $ 183 Net Leverage Ratio 0.3x For the Trailing Twelve Month Period December 2023 (in millions) Net income (loss) $ 49 Adjustments: Depreciation and amortization 32 Interest expense, net 24 Provision for income taxes 33 Share-based compensation expense 12 Amortization of deferred gain on real estate (4) Pension settlement and withdrawal costs 33 Restructuring and other 4 Adjusted EBITDA $ 183

Net leverage ratio for the trailing twelve months ended Q4 2022 with accompanying Adjusted EBITDA reconciliation In millions where dollars are presented 26 Non-GAAP Reconciliation / supplementary financial information For the Trailing Twelve Month Period December 2022 (in millions) Finance lease liabilities - short term $ 7 Long term debt 300 Finance lease liabilities - long term 266 Total long-term debt 573 Less: available cash/cash equivalents 299 Net Debt $ 274 Trailing twelve month Adjusted EBITDA $ 478 Net Leverage Ratio 0.6x For the Trailing Twelve Month Period December 2022 (in millions) Net income (loss) $ 296 Adjustments: Depreciation and amortization 28 Interest expense, net 42 Provision for income taxes 99 Share-based compensation expense 10 Amortization of deferred gain on real estate (4) Merger and acquisition costs 1 Restructuring and other 6 Adjusted EBITDA $ 478

Net leverage ratio for the trailing twelve months ended Q4 2021 with accompanying Adjusted EBITDA reconciliation In millions where dollars are presented 27 Non-GAAP Reconciliation / supplementary financial information For the Trailing Twelve Month Period December 2021 (in millions) Finance lease liabilities - short term $ 8 Long term debt 300 Finance lease liabilities - long term 267 Total long-term debt 575 Less: available cash/cash equivalents 85 Net Debt $ 490 Trailing twelve month Adjusted EBITDA $ 464 Net Leverage Ratio 1.1x For the Trailing Twelve Month Period December 2021 (in millions) Net income (loss) $ 296 Adjustments: Depreciation and amortization 28 Interest expense, net 38 Adjustment to debt issuance cost associated with term loan/revolver 7 Provision for income taxes 98 Share-based compensation expense 7 Amortization of deferred gain on real estate (4) Gain from sales of property (8) Restructuring and other 2 Adjusted EBITDA $ 464

Net leverage ratio for the trailing twelve months ended Q4 2020 with accompanying Adjusted EBITDA reconciliation In millions where dollars are presented 28 Non-GAAP Reconciliation / supplementary financial information For the Trailing Twelve Month Period December 2020 (in millions) Finance lease liabilities - short term $ 6 Long term debt 331 Finance lease liabilities - long term 268 Total long-term debt 605 Less: available cash/cash equivalents 0 Net Debt $ 605 Trailing twelve month Adjusted EBITDA $ 170 Net Leverage Ratio 3.6x For the Trailing Twelve Month Period December 2020 (in millions) Net income (loss) $ 81 Adjustments: Depreciation and amortization 29 Interest expense, net 47 Provision for income taxes 14 Share-based compensation expense 6 Amortization of deferred gain on real estate (4) Gain from sales of property (11) Real estate financing costs 2 Merger and acquisition costs 2 Restructuring and other 4 Adjusted EBITDA $ 170

Non-GAAP Reconciliation / supplementary financial information

Adjusted Net Income and Adjusted Diluted Income per Share reconciliation for the three-month periods ended Q4 2023, Q4 2022, Q4 2021, and Q4 2020

In thousands where dollars are presented, except per share data

	Quarter Ended			
	December 2023	December 2022	December 2021	December 2020
Net income	$ (18,124)	$ 31,986	$ 73,620	$ 19,858
Adjustments:				
Depreciation and amortization	8,285			
Interest expense, net	4,171			
Provision for income taxes	10,103			
Share-based compensation expense	2,580	3,588	1,580	3,077
Amortization of deferred gains on real estate	(982)	(983)	(985)	(1,057)
Gain from sales of property	—	—	(7,140)	(1,320)
Pension settlement and withdrawal costs[1]	31,034	—	—	—
Acquisition-related costs	186	1,022	—	106
Restructuring and other	(784)	1,804	1,460	58
Tax impacts of reconciling items above [2]	—	(1,168)	1,281	1
Adjusted net income	**$ 36,469**	**$ 36,249**	**$ 69,816**	**$ 20,723**
Basic EPS	$ (2.08)	$ 3.53	$ 7.57	$ 2.10
Diluted EPS	$ (2.08)	$ 3.50	$ 7.30	$ 2.04
Weighted average shares outstanding - Basic	8,704	9,036	9,724	9,462
Weighted average shares outstanding - Diluted	8,757	9,128	10,090	9,746
Non-GAAP Adjusted Basic EPS	$ 2.96	$ 4.01	$ 7.18	$ 2.19
Non-GAAP Adjusted Diluted EPS	$ 2.94	$ 3.97	$ 6.91	$ 2.13

(1) Settlement of the defined benefit plan during Q4 2023
(2) Tax impact calculated based on the effective tax rate for the respective three-month periods.

BLUELINX

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Fiscal Year Ended December 30, 2023 December 31, 2022 ($ amounts in thousands) Long term debt (1) $ 300,000 $ 300,000 Finance lease liabilities for equipment and vehicles 42,252 29,300 Finance lease liabilities for real property 243,174 243,775 Total debt 585,426 573,075 Less: available cash and cash equivalents 521,743 298,943 Net Debt (total debt and all finance leases, excluding cash) $ 63,683 $ 274,132 Net Debt, excluding liabilities for finance leases for real property $ (179,491) $ 30,357 Twelve-Month Trailing Adjusted EBITDA (non-GAAP, see above reconciliation) $ 182,804 $ 477,742 Net Leverage Ratio 0.3x 0.6x Net Leverage Ratio Excluding Real Property Finance Lease Liabilities -1.0x 0.1x Non-GAAP Reconciliation / supplementary financial information The following table presents Net Debt, Net Debt excluding real property finance lease liabilities, Net Leverage Ratio, and Net Leverage Ratio excluding real property finance lease liabilities, for the fiscal year indicated: (1) For the period ended December 30, 2023, our long-term debt is comprised of $300.0 million of senior-secured notes issued in October 2021. These notes are presented under the long-term debt caption of our balance sheet at $293.7 million which is net of their discount of $3.0 million and the combined carrying value of our debt issuance costs of $3.2 million. For the period ended December 31, 2022, our long-term debt presented in this table is the balance presented on our balance sheet of $292.4 million, which is net of their discount of $3.5 million and the combined carrying value of our debt issuance costs of $4.1 million. Our senior secured notes are presented in this table at their face value for the purposes of calculating our net leverage ratio. 30